                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

Essex Bancorp, Inc.                              Gene D. Ross
Corporate Offices                               President and
The Koger Center                                Chief Executive Officer
Building #9
Suite 200
Norfolk, Virginia 23502
(757) 893-1300
                                    ESSEX
                                    BANCORP, INC.


April 14, 1997



Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Essex Bancorp, Inc. (the "Company"), the holding company for Essex Savings Bank, F.S.B. (the "Bank"), which will be held at The Koger Center, Building #9, Suite 200, Norfolk, Virginia, on May 29, 1997 at 1:00 p.m.

The attached Notice of the Meeting and the Proxy Statement describe the formal business to be transacted at the Meeting, which will consist of electing two directors of the Company. Directors and officers of the Company will be present at the Meeting to respond to any questions that our stockholders may have.

The Board of Directors of the Company unanimously recommends a vote "FOR" each person who has been nominated to serve as a director of the Company.

YOUR VOTE IS IMPORTANT. You are urged to sign, date and mail the enclosed Proxy Card promptly in the postage-paid envelope provided. If you attend the Meeting, you may vote in person even if you have already mailed in your Proxy Card.

On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your continued support. We appreciate your interest.

Sincerely yours,

/s/ Gene D. Ross
----------------
Gene D. Ross
President and Chief Executive Officer


                           ------------------------------
                           For further information about
                             the Annual Meeting, please
                                call 1-757-893-1326.
                            -----------------------------

                               BANCORP, INC.
                             The Koger Center
                                Building #9
                                 Suite 200
                          Norfolk, Virginia 23502
                              (757) 893-1326

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held on May 29, 1997

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Essex Bancorp, Inc. (the "Company") will be held at The Koger Center, Building #9, Suite 200, Norfolk, VA 23502, on May 29, 1997, at 1:00 p.m.

    A proxy statement and a proxy card for the Meeting are enclosed. The Meeting is for the purpose of considering and voting upon the following matters:

        1.  The election of two directors for terms of three years each; and

        2. Such other matters as may properly come before the Meeting or any adjournment thereof. The Board of Directors is not aware of any other business to come before the Meeting.

        The Board of Directors has established March 31, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Meeting will be available at Essex Bancorp, Inc., The Koger Center, Building #9, Suite 200, Norfolk, Virginia 23502, for a period of ten days prior to the Meeting and also will be available for inspection at the Meeting itself.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER OF YOUR SHARES TO VOTE PERSONALLY AT THE MEETING.

                                  By Order of the Board of Directors

                                  /s/Jennifer L. DeAngelo
                                  ------------------------
                                  Jennifer L. DeAngelo
                                  Corporate Secretary
                                  Essex Bancorp, Inc.


Norfolk, Virginia
April 14, 1997

-----------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-----------------------------------------------------------------------------

                           Essex Bancorp, Inc.
                             The Koger Center
                               Building #9
                                Suite 200
                            Norfolk, Virginia 23502

                             PROXY STATEMENT
                       ANNUAL MEETING OF STOCKHOLDERS
                              May 29, 1997

SOLICITATION OF VOTING PROXY

    This proxy statement is being furnished to stockholders of Essex Bancorp, Inc. (the "Company"), in connection with the solicitation by its Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at The Koger Center, Building #9, Suite 200, Norfolk, Virginia 23502, at 1:00 p.m., and at any adjournments thereof. The 1996 Annual Report to Stockholders, including the consolidated financial statements for the year ended December 31, 1996, accompanies this proxy statement, which is first being mailed to stockholders on or about April 14, 1997.

    Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or present in person at the Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with directions given therein. Where no instructions are indicated, proxies will be voted FOR the election of each of the nominees for director named in this proxy statement.

    The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

    A proxy may be revoked at any time prior to its exercise by filing written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting, filing a notice of revocation with the Secretary and voting in person. However, if you are a stockholder whose shares are not registered in your name, you will need additional documentation from the record holder of your shares to vote personally at the Meeting.

    The cost of solicitation of proxies in the form enclosed will be borne by the Company. Proxies may also be solicited personally or by telephone, fax, or telegraph by directors, officers, and regular employees of the Company or Essex Savings Bank, F.S.B. (the "Bank"), without additional cost to the Company or the Bank. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

    The securities that may be voted at the meeting consist of shares of Common Stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting, except as described below.

    The close of business on March 31, 1997 has been established by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,054,736.

    As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company is not aware of any stockholder that beneficially owned shares in excess of the Limit at March 31, 1997.

    The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. The Meeting may be adjourned in order to permit the further solicitation of proxies in the event there are not sufficient votes for a quorum at the time of the Meeting or for such other purposes as may be considered proper. The affirmative vote of the majority of those shares voting on an action will be required to take any action at the Meeting other than the election of directors.



SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth the amount of Common Stock of the Company held by each director, certain executive officers and by all directors and executive officers of the Company as a group, as of March 31, 1997. No persons or entities were known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock on such date.

                                                                                AMOUNT OF
                                                                              COMMON STOCK
                                                                              BENEFICIALLY
                                                                                  OWNED           PERCENT OF COMMON
                             BENEFICIAL OWNER                               AT MARCH 31, 1997     STOCK OUTSTANDING
--------------------------------------------------------------------------  -----------------  -----------------------
Roscoe D. Lacy, Jr.                                                                   250                   .02%
Gene D. Ross                                                                          696                   .07%
All directors and executive officers as a group                                    1568(1)                  .15%

------------------------

(1) Mr. Ross and other executive officers acquired their shares through the Company's Employee Stock Purchase Plan

              ELECTION OF TWO DIRECTORS FOR A TERM OF THREE YEARS

    Pursuant to its bylaws, the number of directors of the Company is set at four unless otherwise designated by the Board of Directors.

    The Board of Directors of the Company is divided into three classes serving staggered three-year terms. The terms of office of Gene D. Ross and Harry F. Radcliffe expire in 1997, and the terms of office of Roscoe D. Lacy, Jr. and Robert G. Hecht expire in 1999.

    Mr. John J. Brennan retired June 21, 1996. He was 77 years old at the time. Mr. Brennan became a director of Bancorp at the time of its organization in 1984 and presently serves as a director of many of the Company's subsidiaries, including the Bank. He was a founding stockholder, a director, and served as President of Community Mortgage and Investment Corporation from 1972 through 1984. Mr. Brennan had over 40 years experience in banking, mortgage banking and consumer finance when he retired.

    The nominees proposed for election at the Meeting are Messrs. Ross and Radcliffe. The nominees are presently directors of the Company and the Bank. The Board of Directors believes that the nominees will stand for election and will serve if elected. However, in the event that either nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for such other person(s) as may be designated by the present Board of Directors. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed Proxy will be voted FOR the election of the nominees.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

    The following table sets forth certain information regarding the Board of Directors of the Company.

                                                                                                 DIRECTOR        TERM
                 NAME                      AGE(1)                  POSITION HELD                   SINCE        EXPIRES
---------------------------------------  -----------  ---------------------------------------  -------------  -----------
Nominees
Harry F. Radcliffe                               46   Director                                        1995          1997
Gene D. Ross Continuing Directors                51   Chairman, President and Chief Executive
                                                      Officer                                       1992(2)         1997
Roscoe D. Lacy, Jr.                              56   Director                                      1984(2)         1999
Robert G. Hecht                                  56   Director                                        1995          1999

------------------------

(1) As of March 31, 1997.

(2) Reflects year in which director became a director of the Company's predecessor, Essex Bancorp. ("Bancorp"). In January 1995, Bancorp and Essex Financial Partners, L.P. (the "Partnership") were merged into the Company.

    Set forth below is additional information with respect to the directors of the Company:

    Roscoe D. Lacy, Jr. Mr. Lacy is Vice President and General Manager for Miles Jennings Industrial Supply Co., Inc., an industrial supply company located in Elizabeth City, North Carolina. Mr. Lacy became a director of the Company in 1984 and has been a director of the Bank and one of its predecessor institutions since 1980. Mr. Lacy also served as a director of the Partnership's former Florida savings bank until its merger with and into the Bank in May 1993.

    Robert G. Hecht. Mr. Hecht is Chief Executive Officer of Trumbull Corporation, a highway construction company in Pittsburgh, Pennsylvania and Executive Vice President of P.J. Dick Contracting, a building construction firm also located in Pittsburgh, Pennsylvania. He previously served as President of Century Steel Erectors, a steel erection company in Pittsburgh, Pennsylvania, until July 1990. Mr. Hecht has served as Director of First Home Bancorp, Inc. and First Home Savings Bank, F.S.B. located in Pittsburgh, Pennsylvania since May 1993. He previously served as Director of FirstSouth Savings from September 1990 to December 1993. Mr. Hecht became a director of the Company on September 15, 1995 and also serves as a director of the Bank.

    Harry F. Radcliffe. Mr. Radcliffe has been Director, President and Chief Executive Officer of First Home Bancorp, Inc. in Pittsburgh, Pennsylvania since March 1993 and became President and Chief Executive Officer of First Home Savings Bank, F.S.B. in Pittsburgh, Pennsylvania in May 1993. He previously served as Director and President of FirstSouth Savings from April 1989 to December 1993, as Chief Executive Officer of FirstSouth Savings from June 1989 to December 1993, and as

Director, President and Chief Executive Officer of FirstSouth Savings from May 1990 to December 1993. He also served as Director of Home Bancorp, Inc. and Home Savings Bank, F.S.B. in Norfolk, Virginia from October 1994 to September 1995. Mr. Radcliffe became a director of the Company on September 15, 1995 and also serves as a director of the Bank.


Gene D. Ross. Mr. Ross was President and Chief Executive Officer ("CEO") of the former general partner of the Partnership and of Bancorp from May 1992 until its merger, and has been the President and CEO of the Company since its organization in August 1994. Mr. Ross also serves as a director and CEO and President of the Bank and various other subsidiaries of the Company. Prior to joining the Partnership in 1992, Mr. Ross was President and CEO of Southern Federal Savings and Loan Association of Georgia. He was hired in a turnaround capacity to seek strategies for the recapitalization of the institution. From October 1990 through November 1991, Mr. Ross served as an independent consultant and Regional Director of the Ralph Edgar Group, Inc., an RTC asset management contractor. In March 1988, Mr. Ross joined First Liberty Financial Corp. in Atlanta, Georgia, a $1.2 billion publicly-traded thrift holding company, as President and Chief Operating Officer. Mr. Ross played a key role in negotiating the sale of First Liberty's Atlanta-based thrift franchise. Prior to March 1988, Mr. Ross was President and CEO of The Empire Savings Building and Loan Association in Denver, Colorado. During his tenure, Mr. Ross oversaw the reorganization and repositioning of the $2 billion thrift until its sale to an out-of-state financial institution. Previously, Mr. Ross held audit manager positions with two nationally recognized certified public accounting firms. Mr. Ross is a Certified Public Accountant and has a Bachelor of Arts and Sciences from Florida State University.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

    During 1996, the Board of Directors of the Company held regular meetings each month and four special meetings. The Board of Directors of the Bank and the Company have established various committees, including the Audit, Executive Compensation, and Strategic Evaluation Committees. Each of the directors of the Company attended at least 75% of the Company's board meetings and the meetings of board committees on which such director served.

    The Audit Committee is comprised of directors Lacy and Hecht, and is chaired by Mr. Lacy. This Committee meets periodically with the Bank's internal auditor, and periodically with the Company's and the Bank's external auditors, and reports to the Board of Directors and to senior management on the Company's and the Bank's financial condition and internal auditing practices and procedures. During the year ended December 31, 1996, the Audit Committee met twice.

    The Executive Compensation Committee (the "Compensation Committee") consists of directors Lacy, Hecht and Radcliffe. The Compensation Committee meets periodically to evaluate the compensation and fringe benefits of the Company's and the Bank's directors, officers, and employees. During the year ended December 31, 1996, the Compensation Committee met three times.

    The Strategic Evaluation Committee was formed in January 1996 to evaluate strategic direction as a means to enhance shareholder value. This Committee is comprised of directors Hecht, Ross and Radcliffe. During the year ended December 31, 1996, the Strategic Evaluation Committee met four times.

DIRECTORS FEES

    The directors of the company other than Mr. Ross receive fees of $250 for each joint board meeting of the Company and the Bank that they attend and $250 for any separate board committee meeting that they attend.

EXECUTIVE COMPENSATION

    The following table sets forth a summary of certain information concerning the compensation paid by the Company and its subsidiaries for services rendered in all capacities during the periods indicated to Gene D. Ross, President and Chief Executive Officer of the Company and the Bank, and Earl C. McPherson, President and Chief Executive Officer of Essex First Mortgage Corporation, a wholly-owned subsidiary of the Bank and Mr. Harvard R. Birdsong, II, Executive Vice President of the Bank. Messrs. Ross, McPherson, and Birdsong were the only executive officers whose total compensation during 1996 exceeded $100,000.



                            SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM COMPENSATION
                                                                              -----------------------------------------------
                                                                                           AWARDS                  PAYOUTS
                                                                              --------------------------------  -------------
                                                                                                 SECURITIES
            NAME AND PRINCIPAL                                                  RESTRICTED       UNDERLYING         LTIP
                 POSITION                     YEAR       SALARY      BONUS         STOCK         OPTIONS(2)        PAYOUTS
------------------------------------------  ---------  ----------  ---------  ---------------  ---------------  -------------
Gene D. Ross                                  1996     $208,750    $20,000               --               --             --
Chief Executive Officer of                    1995     $206,154(1)    N/A                --           189,175            --
the Company and the Bank                      1994     $206,154(1)    N/A                --               --             --

-----------------------------------------------------------------------------------------------------------------------------

Earl C. McPherson                             1996     $121,800    $10,000               --               --             --
President and CEO of                          1995     $116,000       N/A                --            64,292            --
Essex First Mortgage                          1994     $116,000       N/A                --               --             --
Corporation and Executive
Vice President of the Bank

-----------------------------------------------------------------------------------------------------------------------------

Harvard R. Birdsong, II                       1996     $103,722    $6,500               --               --             --
Executive Vice President                      1995       98,225     N/A                 --             64,292           --
of the Bank                                   1994       98,225     N/A                 --               --             --




            NAME AND PRINCIPAL                 ALL OTHER
                 POSITION                   COMPENSATION(3)
------------------------------------------  ----------------
Gene D. Ross                                         $12,378
Chief Executive Officer of                           $11,587
the Company and the Bank                             $11,221

------------------------------------------------------------

Earl C. McPherson                                     $6,582
President and CEO of                                  $6,336
Essex First Mortgage                                  $7,336
Corporation and Executive
Vice President of the Bank

------------------------------------------------------------

Harvard R. Birdsong, II                               $6,023
Executive Vice President                              $5,825
of the Bank                                           $5,825


------------------------

(1) Salary includes payouts for unused vacation.

(2) These stock options became exercisable during 1996.

(3) Represents the Company's unvested contribution to the Essex Savings Bank, F.S.B. Supplemental Executive Retirement Plan ("SERP") and imputed income on group-term life insurance. SERP contributions vest at 20% per year. Accordingly, at fiscal year-end 1996 80% had vested. Interest on the SERP accrues at a return equal to the interest rate on a one-year certificate of deposit.

    The following table provides information on stock appreciation rights ("SARs") exercised and the value of unexercised stock options/SARs at December 31, 1996 by Messrs. Ross, McPherson, and Birdsong:

                  AGGREGATED SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                 NUMBER OF
                                                                                SECURITIES
                                                                                UNDERLYING            VALUE OF
                                                                             UNEXERCISED STOCK      UNEXERCISED
                                                                              OPTIONS/SARS AT    IN-THE-MONEY STOCK
                                                     SARS (#)    VALUE ($)     END OF FISCAL      OPTIONS/SARS AT
NAME                                                 EXERCISED   REALIZED         YEAR(1)        END OF FISCAL YEAR
--------------------------------------------------  -----------  ---------  -------------------  ------------------
Gene D. Ross                                             39,175   $  41,623         150,000              187,500(2)
Chief Executive Officer
of the Company and the Bank

Earl C. McPherson                                         64,292      64,292             -0-                    -0-
President/CEO of
Essex First Mortgage
Corporation and
Executive Vice
President of the Bank

Harvard R. Birdsong, II                                   30,000      35,625          34,292               42,865(2)(3)
Executive Vice
President of the Bank

------------------------

(1) All SARs are exercisable.

(2) The market value of the Company's common stock at December 31, 1996 was
    2.1875 per share, and the exercise price is $.9375 per share.

(3) Mr. Birdsong resigned from the Bank effective December 31, 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    There are no known potential conflicts of interest or interlocks involving Compensation Committee members and executive officers of the Company, the Bank, or its subsidiaries.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

    The executive compensation program of the Company is administered by the Compensation Committee, which is composed of the three independent, non-employee directors listed below. The Compensation Committee reviews management's compensation and Company benefit plans and makes recommendations regarding such compensation and benefits plans to the Board of Directors. Review of and recommendations regarding executive compensation are a significant part of that responsibility. This report covers the Committee's policies and actions in 1996.

    The Company's executive compensation "mission" philosophy is to provide competitive levels of compensation, integrate management's pay with the achievement of the Company's strategic and performance goals, reward above-average corporate performance, recognize individual initiative and achievement, align management's and stockholders' interests in the enhancement of stockholder value through stock and stock option awards, and assist the Company in attracting and retaining qualified management. These factors are taken into account by the Compensation Committee in assessing executive compensation generally and the compensation of the Chief Executive Officer in particular.

    For 1996, compensation of the Company's executive officers was composed of two elements: (1) annual base salary, and (2) bonuses. No long-term performance incentives (i.e., stock option and related rights awards) were granted in 1996. All salaries and bonuses paid to the Company's executive officers are received by them in their capacities as officers of the Company and its subsidiaries.

    Each element of the Company's 1996 executive compensation, including the compensation of the Chief Executive Officer, is discussed separately below.

BASE SALARY

    The Compensation Committee recommends to the Board of Directors of the Company and the Bank the salary level to be paid to each executive officer based upon corporate and individual performance. Base salary is determined, in part, on the basis of the position held by the executive and is assessed in comparison to the salaries of similarly situated executives at selected financial institutions of comparable size in the Company's geographic market. While comparable market ranges based upon position and responsibilities are used as guides, salaries are also based upon a subjective evaluation of the individual performance of each officer, the overall contribution of the executive to the attainment of the Company's financial goals, and the executive's record of achievement in directing the activities for which the executive is responsible. With respect to executive officers other than the Chief Executive Officer, the Committee also consulted with the Chief Executive Officer as to the appropriate salary level.

    Mr. Ross' base salary for 1996 increased to $210,000 from $200,000 in 1995. The Compensation Committee approved the $10,000 increase in Mr. Ross' salary in view of his base salary having been fixed at $200,000 since his employment began in 1992 and in recognition of his achievements and the Company's accomplishment of a number of restructuring goals in 1995 and 1996, including the recapitalization of the Company through its acquisition of Home Bancorp, Inc. and the completion of strategic branch sales. Mr. Ross also received a bonus of $20,000 in 1996; the first since his employment began in May 1992. Bonuses were also paid in 1996 to Mr. McPherson ($10,000) and Mr. Birdsong ($6,500). The bonuses were in recognition of their past contributions to the Company under unusually difficult circumstances and as motivation for the anticipated material down-sizing of the Company through retail branch/deposit sales.


STOCK OPTIONS/LONG-TERM INCENTIVES

    The Company's Option Plan is used to motivate key employees and executive officers to achieve long-term results beneficial to shareholders. The purpose of the Option Plan is to encourage participants to maintain and increase their proprietary interest as shareholders in the Company and to benefit from the long-term performance of the Company. Options are awarded on a case-by-case basis based upon a subjective determination of a reasonable level for each officer relative to the officer's responsibilities, performance and prior grants. The Option Plan is administered by the Compensation Committee, which has the power to determine those individuals to whom options and rights will be granted, the number of shares, the types of options and other terms and conditions of the options and rights.

                             COMPENSATION COMMITTEE

                              Roscoe D. Lacy, Jr.

                              Robert G. Hecht

                              Harry F. Radcliffe

    Neither the Compensation Committee report above nor the stock performance graph that follows is incorporated by reference in any prior or future Securities and Exchange Commission (the "SEC") filings, directly or by reference to the incorporation of Proxy Statements of the Company, unless such filing specifically incorporates the report or the stock performance graph. SEC rules provide that the compensation committee report and the stock performance graph are not deemed to constitute "soliciting material" or to be filed with the SEC, and are not subject to SEC Regulations 14A or 14C, except as provided in SEC regulations, or to the liabilities under Section 18 of the Exchange Act.

STOCK PERFORMANCE GRAPH

    The following graph provides a comparison with the stated indices of the percentage change in the Company's cumulative total stockholder return on its Common Stock for the period beginning January 19, 1995, the date the Company's Common Stock began trading on the American Stock Exchange. The Company's Common Stock performance is compared to the Total Return Index for the Nasdaq Stock Market (U.S. Companies) which is a broad market equity index. This index comprises all domestic common shares traded on the Nasdaq National Market and the Nasdaq Small Cap Market.

    In addition, the Company's Common Stock performance is compared to the Asset-Size Index of Thrifts, under $250 million in total assets and $250 million to $500 million in total assets, compiled by SNL Securities, a company providing broad-based financial information services to banks and thrifts. In view of the Company's asset base falling under $250 million during the third quarter of 1996, both indices have been provided for comparison purposes.

    It should be noted that in light of the extremely short period of time reflected by this graph, there is no reason to assume that the performance of the Company's Common Stock for the period shown on the graph will be reflective of long-term performance. In any event, the following graph is designed to be only a general depiction of one measure of corporate performance to be used by stockholders in evaluating the performance of the Company.

                              [PERFORMANCE GRAPH]

                                                                   01/19/95      06/30/95     12/31/95      6/30/96    12/31/96
                                                                   ----------  -----------  -----------  -----------  ---------
Essex Bancorp, Inc..............................................      100.00        18.76        37.50       43.80       43.76
Nasdaq Total US.................................................      100.00       121.82       138.16      156.42      169.95
SNL Thrifts (under $250M) Index.................................      100.00       115.43       137.45      140.36      152.49
SNL Thrifts ($250-500M) Index...................................      100.00       118.04       134.74      141.18      166.04

EMPLOYMENT AND OTHER EXECUTIVE SERVICES AGREEMENTS AND PLANS

Employment Agreement.

    Gene D. Ross is subject to a restated Employment Agreement (the "Employment Agreement") with the Company, Essex Mortgage Corporation, and the Bank and its subsidiaries (the "Employers"). The Employers approved the Employment Agreement effective January 4, 1996. The Employment Agreement provides for the employment of Mr. Ross as the President and Chief Executive Officer of each of the Employers, and is renewable year-to-year by the Boards of Directors of each of the Employers. The respective Boards of Directors have approved the renewal of the Employment Agreement through January 4, 1998. Mr. Ross is presently entitled to base salary at the rate of $210,000 per year, as well as to bonuses established from time to time by the Board of Directors of the Company based on standards of financial performance. The Employment Agreement is currently terminable for cause by the Boards of Directors of the Company or any of the Company's subsidiaries. For purposes of the Employment Agreement, "cause" includes personal dishonesty, willful misconduct, breach of fiduciary duties involving personal profit, intentional failure to perform required duties, willful violation of any law, rule or regulation (other than non-material violations) or final cease and desist order, or a material breach of the provisions of the Employment Agreement. In the event of a termination for cause, Mr. Ross will be paid only his salary accrued and prorated to the date of termination. The Employment Agreement is also terminable without cause by the Board of Directors of the Company or any of its subsidiaries upon 45 days advance written notice. In the event of a termination without cause, Mr. Ross will be paid his salary through the date of termination, plus the severance benefit described below. The Employment Agreement also provides for the indemnification of Mr. Ross for losses and expenses arising out of the performance of his duties under the Employment Agreement, to the extent permitted by applicable corporate law and Federal regulations.

    The Employment Agreement provides that upon termination of Mr. Ross without cause (including non-renewal of his agreement by the Company), Mr. Ross will be entitled to salary continuation for 18 months. The Employment Agreement also provides for a lump sum payment equivalent to 24 months of base salary to Mr. Ross should he resign for "good reason" (such as demotion, relocation or reduction of salary) or be terminated without cause within twelve months following a change in control with respect to the Company; provided, however, that Mr. Ross' 24-month severance benefit will be reduced to the extent necessary to avoid non-deductibility as a "golden parachute payment" under
Section 280G of the Internal Revenue Code. For this purpose, a change in control will be deemed to occur when a person or group of persons acting in concert (i) acquires 20% or more of the Company's voting securities, or (ii) acquires 5% or more of the Company's voting securities, if within 12 months after such acquisition a majority of the members of the Board of Directors of the Company elected at the Company's annual meeting of stockholders consists of persons nominated other than by or at the direction of the incumbent Board of Directors of the Company. The Employment Agreement was submitted to the Office of Thrift Supervision and no objection was taken.

OTHER EXECUTIVE SERVICES AGREEMENTS

    As of April 1, 1995, the Bank entered into amended executive services agreements with a number of officers, including Earl C. McPherson. Mr. McPherson's agreement provides for the payment of nine months severance pay in the event of the termination of his employment for reasons other than cause and additional amounts if severance follows a change in control, and is renewable annually. The agreement with Mr. McPherson extended the term of his personal service agreement through March 31, 1997. In the case of resignation for "good reason" (including demotion or removal) following a change in control, Mr. McPherson would be entitled to salary continuation for 12 months. Resignation for good reason following a change in control is defined in the same manner as would apply under Mr. Ross' Employment Agreement, which is discussed above.


SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    The Bank maintains the Essex Savings Bank, F.S.B. Supplemental Executive Retirement Plan ("SERP") for certain of the highly compensated officers of the Bank and its subsidiaries. The present participants in the Plan include Messrs. Ross, McPherson and one other officer. The SERP was implemented in 1993 for the purpose of attracting and retaining key management personnel. The SERP is a non-qualified deferred compensation plan.

    Each SERP participant who is continuously employed by the Bank or its subsidiaries for an entire calendar year is credited under the SERP for that calendar year with a pension credit of 5 percent of such participant's compensation for the year and such profit-sharing credit, if any, as the Compensation Committee of the Board of Directors of the Bank determines, not in excess of 5 percent of such participant's compensation for the calendar year. Amounts credited to the bookkeeping accounts of participants under the SERP remain general assets of the Bank and are not funded through a separate trust or other investment vehicle. Each participant's account under the SERP is also credited annually with a deemed investment rate of return equal to the interest rate in effect on the last day of the prior plan year on a one-year certificate of deposit issued by the Bank.

    Participants in the SERP fully vest upon death, permanent disability or retirement at or after age 65 or upon any earlier change in control, as described in the SERP. In the event of a termination of a participant's employment prior to death, permanent disability, attainment of age 65 or a change in control, the participant's vested interest in his account under the SERP is based upon his completed years of employment with the Bank or its subsidiaries after 1992. Specifically, vesting occurs at the rate of 20 percent per year for each such year of service completed after 1992. All amounts payable under the SERP are payable in a lump sum. Amounts accrued under the SERP are not taxable to participants, or deductible to the Bank, until paid. During the year ended December 31, 1996, the Company accrued $38,836 of expense pursuant to the SERP and all participants had become 80% vested.

                  TRANSACTIONS WITH CERTAIN RELATED PERSONS

    In the ordinary course of business, the Bank and its subsidiaries have made loans, and may continue to make loans in the future, to non-executive officers and employees. Under the Bank's policy, such loans are made on substantially the same terms, including collateral, as are available to the general public. However, the Bank's policy does not permit the Company's or the Bank's directors or executive officers to borrow from the Bank or its subsidiaries, and no director or executive officer of the Company or the Bank had any outstanding indebtedness to the Company or the Bank during 1996.

    Since January 1, 1996, no director or executive officer of the Company or the Bank has engaged in any transaction or series of similar transactions with the Company, the Bank or the Company's other subsidiaries that involved amounts exceeding $60,000.

    Furthermore, management of the Company does not believe that any director or officer or affiliate of the Company, or any record or beneficial owner of more than 5% of the Common Stock of the Company, or any associate of any such director, officer, affiliate or stockholder, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material proceeding.

          COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Executive officers and directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, the Company is unaware of any executive officer, director, or person who owns more than ten percent of the Company's Common Stock, or of any executive officer or director who has failed to file required notices on a timely basis, other than Mr. Birdsong who filed a Form 4 with respect to December 1996 SAR exercises in February rather than January 1997, and Mr. Brennan who filed a Form 4 with respect to August 1996 SAR exercises in October 1996 rather than September 1996.

                            INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected the accounting firm of Price Waterhouse LLP, independent accountants, to be the Company's independent accountants for the year ended December 31, 1996. The Board of Directors has not yet made a determination regarding the selection of independent accountants for the year ending December 31, 1997. Under the Company's Certificate of Incorporation and Bylaws, stockholders are not required to ratify or confirm the selection of independent accountants made by the Board of Directors. It is anticipated that a representative of Price Waterhouse, LLP will be present at the Meeting to answer questions concerning the financial statements presented and to make a statement if he so desires.

                           STOCKHOLDER PARTICIPATION

    In the event that a stockholder wishes to submit a proposal for consideration by the stockholders of the Company at the 1998 Annual Meeting of Stockholders (the "1998 Annual Meeting"), then in order for the proposal to be includible in the proxy statement for the 1998 Annual Meeting, such proposal must be received by the Secretary of the Company no later than December 15, 1997.

    The Bylaws of the Company provide a procedure for certain business to be brought before the annual meetings of the Company's stockholders, and such proposals may be properly brought before the meeting even if they are not includible in the proxy statement for the meeting, so long as the proposing stockholder complies with the advance notice provisions of the Bylaws. The 1998 Annual Meeting is scheduled to be held on May 28, 1998. If written notice of business proposed to be brought before the 1998 Annual Meeting is given to the Secretary of the Company, delivered or mailed to and received at the principal executive offices of the Company not later than February 27, 1998, such business may be brought before the 1998 Annual Meeting. Information regarding the contents of the required notice to the Company is to be found in the Company's Bylaws, which are available from the Company upon request.

    Stockholders are also permitted to submit nominations of candidates for the Board of Directors. If a stockholder wishes to nominate a candidate to stand for election as a director at the 1998 Annual Meeting, the nomination shall be made by written notice to the Secretary of the Company, which must be delivered or mailed to and received at the principal executive offices of the Company not later than February 27, 1998. The requirements regarding the form and content of the stockholder nominations for directors are also set forth in the Bylaws.

            OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

    The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

    Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

             ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

    A copy of Form 10-K as filed with the Securities and Exchange Commission is available upon written request. Requests for this or other financial information about the Company should be directed to Investor Relations, Essex Bancorp, Inc., The Koger Center, Building #9, Suite 200, Norfolk, Virginia 23502, Telephone
(757) 893-1326.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Jennifer L. DeAngelo

                                      Jennifer L. DeAngelo
                                      Corporate Secretary
                                      Essex Bancorp, Inc.

Virginia Beach, Virginia
April 14, 1997

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            ESSEX BANCORP, INC.
                             REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ESSEX BANCORP, INC., FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 1997 AND ANY ADJOURNMENT THEREOF.

The undersigned hereby acknowledges prior receipt of the Notice of the Annual Meeting of Stockholders (the "Meeting") and the Proxy Statement describing the matters set forth below, and indicating the date, time and place of the Meeting, and hereby appoints the Board of Directors of Essex Bancorp, Inc. (the "Company"), or any of them, as proxy, each with full power of substitution to represent the undersigned at the Meeting, and at any adjournment or adjournments thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present on the matters referred to on the reverse side in the manner specified.

This Proxy, if executed, will be voted as directed, but, if no instructions are specified, this Proxy will be voted FOR the proposal lised. Please date and sign this Proxy on the reverse side and return it in the enclosed envelope. This Proxy must be received by the Company no later than May 28, 1997.

This Proxy is revocable and the undersigned may revoke it at any time prior to the Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Meeting or any adjournment thereof, the undersigned may revoke this Proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the Meeting.

                      (Continued and to be signed on reverse side)



-------------------------------------------------------------------------------------------------------------------------------

                   THE BOARD OF DIRECTORS RECEOMMENDS A VOTE "FOR" PROPOSAL 1.

1) Election of Directors of nominees listed.

Gene D. Ross; Harry F. Radcliffe            / / FOR (except as marked to the contrary               / / WITHHOLD AUTHORITY

INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

-------------------------------------------------------------------------------------------------------------------------------

To vote, in its discretion, upon any other matters that may properly come before the Annual Meeting or any adjournment thereof.
Management is not aware of any other matters that will come before the Annual Meeting.


                                                                             Date________________________________________, 1997

                                                                             __________________________________________________
                                                                                                Signature

                                                                             __________________________________________________
                                                                                                 Signature

                                                                             Please sign your name exactly as it appears hereon.
                                                                             Joint accounts need only one signature, but all
                                                                             stockholders should sign if possible. When signing as
                                                                             administrator, agent, corporation, officer, executor,
                                                                             trustee, guardian or similar position or under a
                                                                             power of attorney, please add your full title to
                                                                             your signature.
                                                                             PLEASE RETURN THIS PROXY CARD PROMPTLY USING THE
                                                                             ENCLOSED POSTAGE-PAID ENVELOPE.
